UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2005

                          APOLLO INVESTMENT CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


             Maryland                 333-112591               52-2439556
             --------                 ----------               ----------
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification Number)

               9 West 57th Street, 41st Floor, New York, NY 100019
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 515-3200
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION
Item 2.02   Results of Operations and Financial Condition.

On February 7, 2005, Apollo Investment Corporation announced financial results for its third fiscal quarter ended December 31, 2004. A copy of the financial results press release is attached hereto as exhibit 99.1 and is incorporated into this Item 2.02 by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01   Financial Statements and Exhibits.

(c)    Exhibits.

     Exhibit No.                                        Description of Document
--------------------------------------------------------------------------------

         99.1 Press Release dated February 7, 2005 announcing financial results for the third fiscal quarter ended December 31, 2004


         This Form 8-K may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to Apollo Investment Corporation's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "will," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or other similar expressions. We base such statements on currently available operating, financial and competitive information; such statements are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue reliance on such forward-looking statements, as they speak only as of the date on which they are made. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APOLLO INVESTMENT CORPORATION
                                        (Registrant)


                                        By: /s/ Richard L. Peteka
                                           ---------------------------------
                                           Name:  Richard L. Peteka
                                           Title: Chief Financial Officer



Date: February 7, 2005